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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 22, 1998



                           ENGINEERING ANIMATION, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-27670               42-1323712
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2321 North Loop Drive
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 296-9908

                                      None
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of DELTA Industrie Informatik, GmbH

         On December 22, 1998, Engineering Animation, Inc. (the "Company") completed the acquisition of DELTA Industrie Informatik GmbH ("DELTA"), a privately held German software company that develops solutions for integrated product and process engineering. The Company acquired DELTA by purchasing all of the outstanding shares of DELTA's capital stock from six stockholders. In connection with the acquisition, the Company issued 556,912 shares of common stock, $0.01 per share par value ("Common Stock") to DELTA stockholders with a value of approximately $24,000,000, based on the agreed Company stock price of $42.75 per share, as provided in the Stock Purchase Agreement (the "Agreement") between the Company, DELTA and the DELTA Stockholders. The acquisition of DELTA by the Company will be treated as a pooling-of-interests for accounting and financial reporting purposes. The Common Stock was issued to the DELTA Stock-holders pursuant to the exemption from registration provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

See Item 2 above.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Index to Financial Statements and Exhibits.

      The following financial statements will be filed by amendment not later than March 5, 1999, which is sixty days after the due date of this Form 8-K.

      (i)   Unaudited Pro Forma Consolidated Condensed Combined Financial
            Statements

          Introduction

          Unaudited Pro Forma Combined Balance Sheet at September 30, 1998

          Unaudited Pro Forma Combined Statement of Operations For the Nine
           Months Ended September 30, 1998

          Unaudited Pro Forma Combined Statement of Operations For the Year
           Ended December 31, 1997

          Unaudited Pro Forma Combined Statement of Operations For the Year
           Ended December 31, 1996

          Unaudited Pro Forma Combined Statement of Operations For the Year
           Ended December 31, 1995

          Notes to Unaudited Pro Forma Combined Financial Statements

      (ii)  DELTA Industrie Informatik GmbH Financial Statements

          Report of Independent Auditors

          Balance Sheets at December 31, 1997 (audited) and September 30, 1998
           (unaudited)

          Statement of Operations -- Year ended December 31, 1997 (audited) and
           Nine Months ended September 30, 1998 (unaudited)

          Statement of Shareholders' Equity-- Year ended December 31, 1997
           (audited) and Nine Months ended September 30, 1998 (unaudited)

          Statements of Cash Flows -- Year ended December 31, 1997 (audited) and
           Nine Months ended September 30, 1998 (unaudited)

          Notes to Financial Statements


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(b)   Exhibits.

      The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.































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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ENGINEERING ANIMATION, INC.


Date:  January 4, 1999                   By:  /s/  Jamie A. Wade
                                              ---------------------------------
                                              Jamie A. Wade
                                              Vice President of Administration























                                      S-1

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                           ENGINEERING ANIMATION, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT

Exhibit     Description
-------     -----------
2.1         Stock Purchase Agreement among the Company, DELTA and the DELTA
            Stockholders*

23.1+       Consent of Ernst & Young LLP


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*    The schedules and exhibits to these documents are not being filed herewith.
     The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

+    To be filed by amendment.